TCW Funds, Inc.

TCW New America Premier Equities Fund – Class I and Class N

Supplement dated June 22, 2017 to

the Statement of Additional Information dated February 28, 2017, as amended (the “SAI”)

Disclosure relating to TCW New America Premier Equities Fund

Effective immediately, the following Non-Fundamental Investment Restriction shall no longer apply to TCW New America Premier Equities Fund:

7.	Each Fund may effect short sales of securities or maintain a short position only if a Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

As a result of this change, this Fund may engage in short sales of securities to a limited extent. Short sales would not represent a principal strategy for this Fund unless and until additional disclosure is provided in its prospectus.

Please retain this Supplement with your SAI for future reference.